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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 2001 included in this Form 10-K, into Superior TeleCom Inc.'s previously filed Registration Statement File Nos. 333-16705 and 333-85409.

Arthur Andersen LLP
Atlanta, Georgia
March 28, 2001